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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                        SUPPLEMENT DATED APRIL 28, 2008
                                      TO
                         PROSPECTUS DATED MAY 1, 2000
                       (SF101 GROUP FLEXIBLE PAYMENT VA)

This Supplement revises information contained in the prospectus dated May 1, 2000 (as supplemented) for the group flexible payment variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). This Supplement should be read and kept together with your contract prospectus for future reference. If you do not have a copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

The following is added to the section titled "Principal Underwriter" in the prospectus:

The Financial Industry Regulatory Authority (FINRA) maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

The following is added to the section titled "Purchase Payments" in the prospectus:

If you send a Purchase Payment or transaction request to an address other than the one we have designated for receipt of such Purchase Payments or requests, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or transaction to your Participant's Account.

The following is added to the section of the prospectus titled "DEATH BENEFITS--Death Before the Annuity Starting Date" in the prospectus:

Because the death benefit must be distributed within the time periods required by the Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law.

SUPP - 408 SF101 Group Flexible Payment VA